UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 19, 2012, WellCare Health Plans, Inc. (the “Company”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) executed copies of Contracts Nos. FA971 (“Contract FA971”) and FA972 (“Contract FA972” and together with Contract FA971, the “2012 Contracts”), each between AHCA and WellCare of Florida, Inc., a wholly-owned subsidiary of the Company (“WellCare of Florida”).  Contract FA971 will govern WellCare of Florida’s Medicaid business that it operates under the name Staywell Health Plan of Florida and Contract FA972 will govern WellCare of Florida’s Medicaid business that it operates under the name HealthEase.

The 2012 Contracts replace in their entireties Contracts Nos. FA904 and FA905 between AHCA and WellCare of Florida (collectively, the “Prior Contracts”), each of which expired pursuant to its terms on August 31, 2012.

Pursuant to the 2012 Contracts, WellCare of Florida will offer non-reform Medicaid coordinated care plans to eligible beneficiaries in a total of 42 Florida counties.  The 2012 Contracts are effective as of September 1, 2012 and will expire on August 31, 2015.  Each 2012 Contract may be terminated earlier by AHCA with 30 days written notice to WellCare of Florida, and the Company anticipates the 2012 Contracts will be terminated earlier to accommodate AHCA’s procurement schedule for Florida’s upcoming Statewide Medicaid Managed Care Program.  WellCare of Florida may terminate either 2012 Contract, or withdraw from offering plans in a particular county, with 120 days written notice to AHCA.

Among other things, the 2012 Contracts:

•
Detail the physical and behavioral health care services WellCare of Florida is required to provide for its members, where medically necessary, as well as the access standards and other requirements relating to its provider network;

•
Establish the capitation rates payable to WellCare of Florida, which vary based on the member’s demographic information (such as age, gender and county of residence) (see Exhibit 2-NR to Attachment I to the 2012 Contracts for a copy of the rate schedules);

•
Establish the maximum number of members WellCare of Florida may serve under each 2012 Contract, with an initial aggregate maximum membership of 336,687 under Contract FA971 and an initial aggregate maximum membership of 401,600 under Contract FA972;

•
Require WellCare of Florida to provide member and provider services in accordance with detailed requirements, including maintaining a system to track and resolve complaints, grievances and appeals and providing handbooks to members and participating providers;

•	Set forth certain system and performance level requirements for WellCare of Florida relating to system capabilities, performance and availability;

•
Require WellCare of Florida to operate ongoing quality improvement and utilization management programs that, among other things, monitor and evaluate the quality and appropriateness of the care delivered to the plans’ members, identify patterns of over and under-utilization and establish protocols for prior authorizations;

•	Require WellCare of Florida to maintain a comprehensive compliance program that includes fraud and abuse prevention activities, employee training and other initiatives;

•	Describe procedures for the coordination of activities between AHCA and WellCare of Florida relating to the enrollment and disenrollment of plan members;

•
Prohibit WellCare of Florida from engaging in many marketing activities, such as “cold call” soliciting of Medicaid recipients, providing promotional gifts in excess of $5.00 retail value or providing information about incentives available to members before the Medicaid recipient becomes a member;

•
Permit WellCare of Florida to engage in community outreach activities, such as attending health fairs upon request of the fair sponsor and distributing community outreach materials to community agencies, with notice to the Bureau of Managed Health Care; and

•
Set forth various reporting obligations for WellCare of Florida relating to, among other things, encounter data, financial information, complaints and grievances, provider networks and other information relating to plan metrics and performance.

In addition, the 2012 Contracts provide procedures and penalties in the event WellCare of Florida fails to comply with the requirements or performance standards in the 2012 Contracts.  In the event AHCA determines that WellCare of Florida has violated the terms of a 2012 Contract or failed to meet a performance standard, then WellCare of Florida may be assessed liquidated damages and/or may be required to develop either a corrective action plan or a performance measure action plan, as applicable.  Liquidated damages set forth in the 2012 Contracts range from $250 per day for certain events (i.e., for each day certain reports are late) to $25,000 per occurrence in the case of others (i.e. failure to comply with encounter data submission requirements).  In addition, the 2012 Contracts permit AHCA to impose intermediate sanctions for certain violations specified by federal regulations, such as when a plan fails substantially to provide medically necessary services, when a plan imposes premiums on members in excess of the premiums permitted under the Medicaid program, or when a plan misrepresents information it provides to members or government officials.  Intermediate sanctions that may be imposed on a plan for such violations include, without limitation, monetary penalties of up to $20,000 per violation, the appointment of temporary management of the plan and suspension of enrollment or payment until the violation is corrected.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the 2012 Contracts.  The above description is qualified in its entirety by reference to Contract FA971 and  Contract FA972, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Contract No. FA971 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)
10.2	Contract No. FA905 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a HealthEase)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2012	WELLCARE HEALTH PLANS, INC. /s/Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Contract No. FA971 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a Staywell Health Plan of Florida)
10.2	Contract No. FA905 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a HealthEase)